UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

FALCONSTOR SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Huntington Quadrangle, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-777-5188

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 18, 2013, the Company issued a press release announcing its results of operations for the full year and the fiscal quarter ended December 31, 2012.

The text of a press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)           Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONSTOR SOFTWARE, INC.

Dated: March 18, 2013	By:	/s/ Louis J. Petrucelly
		Name:	Louis J. Petrucelly
		Title:	Vice President and Chief Financial Officer

Contact:            Joanne Ferrara, Investor Relations
631-773-5813
joanne.ferrara@falconstor.com

FalconStor Software Announces Fourth Quarter and Full Year 2012 Results

MELVILLE, N.Y., March 18, 2013—FalconStor Software, Inc. (NASDAQ: FALC), a market leader in disk-based data protection, today announced financial results for its fourth quarter and full year that ended December 31, 2012. FalconStor closed the year with over 30 percent sequential revenue growth in the fourth quarter.

“Though 2012 was a challenging year for FalconStor, our year-long efforts paid off with a strong fourth quarter, international recognition for product innovation and great strides in product development that we expect will come to fruition this year,” said James P. McNiel, president and CEO of FalconStor Software. “With the Company’s major outstanding legal issues resolved, FalconStor is moving forward aggressively with its suite of data protection solutions designed to help businesses modernize backup, automate disaster recovery, migrate data and optimize existing storage resources. We continue to address a lucrative market opportunity with the right products at the right time for an IT industry still adjusting to explosive data growth, virtualization, round-the-clock demand for data center services and the advent of Big Data and the cloud.”

Financial and Business Highlights:
•	Fourth quarter total revenue increased more than 30 percent compared with the third quarter of 2012.
•	Positive cash flow from operations in the fourth quarter of $4.3 million.
•	Full year 2012 support and services revenue increased 2 percent compared with fiscal year 2011.
•	Full year 2012 total revenue declined 9 percent over fiscal year 2011.
•
The Company announced the settlement of government investigations in June 2012, an agreement to settle a class action lawsuit in January 2013 and the dismissal of a derivative action lawsuit on March 5, 2013.

•
Product innovation in 2012 focused on deduplication with enhancements to the FalconStor® Virtual Tape Library (VTL) solution, which was the Backup & Recovery Solution winner in the Network World Asia Information Management Awards.

•
Industry recognition for RecoverTrac™ technology as a Best of VMworld 2012 award gold winner in the Business Continuity and Data Protection category demonstrates the importance of automating disaster recovery strategies and testing.

•
FalconStor® Network Storage Server (NSS) VS Series HA Appliance received a silver medal in the Best Hardware: Appliance category in the 2012 Windows IT Pro 2012 Editors’ Best Awards, highlighting the product’s strategic importance, value to customers and competitive advantage within the storage virtualization, data migration and data protection markets.

Financials
For the year ended December 31, 2012, revenues decreased to $75.4 million, compared with $82.9 million for the same period a year ago. GAAP loss from operations for 2012 was $13.7 million, compared with an operating loss of $22.2 million for the same period a year ago. GAAP net loss for 2012 was $15.0 million, or $0.32 per share, compared with $23.4 million, or $0.50 per share, in 2011. The 2012 operating results include a net reduction of $0.3 million of investigation, litigation and settlement costs. The net reduction of $0.3 million resulted from the Company recording a receivable during 2012 for the recovery of $4.9 million of costs, including any settlements associated with the Class Action and Derivative suits and the reversal of previously accrued costs related to the government investigations of $1.7 million. These amounts were partially offset by $5.0 million for the settlement of the Class Action and $1.3 million of overall legal fees not recoverable through insurance. During the same period in 2011, the Company had recorded $10.3 million of costs associated with the then outstanding government investigations and related class actions, which was comprised of $2.8 million of legal fees and an accrual of $7.5 million for certain costs associated with the then outstanding resolution of the investigations.

Non-GAAP loss from operations in 2012 was $8.6 million, compared with a loss from operations of $5.6 million in 2011. Non-GAAP net loss was $9.9 million, or a loss of $0.21 per share, in 2012, compared with a net loss of $6.8 million, or $0.15 per share, in 2011. Non-GAAP results exclude the effects of stock-based compensation, costs associated with the government investigations, litigation and settlement related costs and restructuring cost, when applicable.

Total revenues for the fourth quarter of 2012 were $22.5 million, a decrease of 12 percent compared with $25.4 million in the same period a year ago. GAAP loss from operations for the fourth quarter of 2012 was $1.7 million, compared with an operating loss of $5.5 million for the fourth quarter of 2011. GAAP net loss for the quarter was $2.3 million, or $0.05 per share, compared with a net loss of $6.1 million, or $0.13 per share, for the same period a year ago. Included in the operating results for the fourth quarter of 2012 and 2011 was $1.5 million and $5.9 million, respectively, of investigation, litigation and settlement costs.

Non-GAAP income from operations was $0.8 million in the fourth quarter of 2012, compared with non-GAAP income from operations of $1.9 million for the same period a year ago. Non-GAAP net income was $0.1 million, or breakeven per share, in the fourth quarter of 2012, compared with the non-GAAP net income of $1.2 million, or $0.03 per share, in the fourth quarter of 2011. Non-GAAP results exclude the effects of stock-based compensation and costs associated with the Company’s investigations, litigation and settlement related costs.

The Company closed the year with $29.9 million in cash, cash equivalents and marketable securities. Cash flow from operations for the fourth quarter of 2012 was $4.3 million, and for the full year 2012 cash flow from operations was ($5.3) million. Deferred revenue at December 31, 2012, was $24.1 million, a decrease of 11 percent compared with the same period a year ago.

Conference Call
FalconStor will host a conference call to discuss its financial results today, March 18, 2013, at 4:30 p.m. EDT. To participate in the conference call, please dial 1-877-941-0844 (toll free) or +1-480-629-9835 (international). To view the presentation, visit https://falconstor.webex.com/falconstor/j.php?ED=179176067&RG=1&UID=0 to register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

Non-GAAP Financial Measures
The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company’s management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company’s operating performance. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency into the supplemental information used by management in its financial and operational decision-making. The non-GAAP financial measures exclude (i) costs associated with the Company’s class action and derivative lawsuits, government investigations, and related legal fees, (ii) noncash stock-based compensation charges and any potential tax effects and (iii) restructuring costs, when applicable. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our Non-GAAP Operating Data GAAP Reconciliation, presented in this release.

About FalconStor Software
FalconStor Software, Inc. (NASDAQ: FALC) is a market leader in disk-based data protection. The company’s mission is to transform traditional backup and disaster recovery into next-generation service-oriented data protection. Built upon an award-winning platform, FalconStor solutions deliver disk-based backup, continuous data protection, WAN-optimized replication and disaster recovery automation. FalconStor solutions are available through a worldwide network of partners, including solution providers, top-tier strategic partners, and OEMs. Thousands of customers worldwide, from small businesses to Fortune 100 enterprises, entrust their data to FalconStor solutions. FalconStor maintains headquarters in Melville, N.Y., and offices throughout Europe and the Asia Pacific region. For more information, visit www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

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# # #

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor’s products and services; technological change in the data protection industry; competition in the data protection market; results and costs associated with governmental investigations; intellectual property issues; and other risk factors discussed in FalconStor’s reports on Forms 10-K, 10-Q and other reports filed with the Securities and Exchange Commission.
FalconStor, FalconStor Software and RecoverTrac are either trademarks or registered trademarks of FalconStor Software, Inc., in the U.S. and other countries. All other company and product names contained herein may be trademarks of their respective holders.

Links to websites or pages controlled by parties other than FalconStor are provided for the reader’s convenience and information only.  FalconStor does not incorporate into this release the information found at those links nor does FalconStor represent or warrant that any information found at those links is complete or accurate.  Use of information obtained by following these links is at the reader’s own risk.

FalconStor Software, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2012	December 31, 2011
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$18,651,468	$16,257,694
Restricted cash	750,000	-
Marketable securities	10,530,942	20,894,328
Accounts receivable, net	14,130,302	19,314,789
Prepaid expenses and other current assets	2,796,665	1,912,831
Inventory	642,819	1,769,007
Deferred tax assets, net	464,031	177,798

Total current assets	47,966,227	60,326,447

Property and equipment, net	3,980,679	4,364,180
Long-term marketable securities	-	611,082
Deferred tax assets, net	86,465	217,771
Software development costs, net	1,161,822	1,001,530
Other assets, net	2,185,148	2,183,973
Goodwill	4,150,339	4,150,339
Other intangible assets, net	174,426	191,572

Total assets	$59,705,106	$73,046,894

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,801,372	$2,883,844
Accrued expenses	16,720,582	17,609,766
Deferred revenue, net	17,831,653	19,450,966

Total current liabilities	37,353,607	39,944,576

Other long-term liabilities	2,618,818	2,587,327
Deferred tax liabilities, net	167,875	-
Deferred revenue, net	6,311,865	7,698,053

Total liabilities	46,452,165	50,229,956

Commitments and contingencies

Total stockholders' equity	13,252,941	22,816,938

Total liabilities and stockholders' equity	$59,705,106	$73,046,894

FalconStor Software, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	December 31,		December 31,
	2012	2011	2012	2011
Revenues:
Product revenues	$14,309,549	$16,425,089	$41,358,621	$49,470,139
Support and services revenues	8,178,134	9,001,853	34,052,348	33,400,463
Total revenues	22,487,683	25,426,942	75,410,969	82,870,602

Cost of revenues:
Product	2,845,121	2,930,678	8,215,152	8,386,864
Support and service	2,875,952	3,252,789	12,446,921	13,130,045
Total cost of revenues	5,721,073	6,183,467	20,662,073	21,516,909

Gross profit	$16,766,610	$19,243,475	$54,748,896	$61,353,693

Operating expenses
Research and development costs	4,520,940	4,816,498	18,636,328	21,199,816
Selling and marketing	8,705,695	10,724,122	36,008,655	39,597,590
General and administrative	3,743,566	3,232,750	13,334,475	11,696,512
Investigation, litigation, and settlement
related costs	1,466,960	5,926,090	(326,408)	10,257,388
Restructuring costs	-	-	770,749	822,320
Total operating expenses	18,437,161	24,699,460	68,423,799	83,573,626

Operating loss	(1,670,551)	(5,455,985)	(13,674,903)	(22,219,933)

Interest and other (loss) income, net	(380,206)	(319,708)	(523,011)	59,982

Loss before income taxes	(2,050,757)	(5,775,693)	(14,197,914)	(22,159,951)

Provision for income taxes	295,519	339,111	786,407	1,208,332

Net loss	$(2,346,276)	$(6,114,804)	$(14,984,321)	$(23,368,283)

Basic net loss per share	$(0.05)	$(0.13)	$(0.32)	$(0.50)

Diluted net loss per share	$(0.05)	$(0.13)	$(0.32)	$(0.50)

Weighted average basic shares
outstanding	47,573,019	46,903,896	47,408,995	46,648,928

Weighted average diluted shares
outstanding	47,573,019	46,903,896	47,408,995	46,648,928

FalconStor Software, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

GAAP loss from operations	$(1,670,551)	$(5,455,985)	$(13,674,903)	$(22,219,933)
Add: Non-cash stock option expense (1)	1,020,613	1,426,180	4,614,769	5,518,058
Legal related costs (3)	1,466,960	5,926,090	(326,408)	10,257,388
Restructuring costs (4)	-	-	770,749	822,320
Non-GAAP income (loss) from operations	817,022	1,896,285	(8,615,793)	(5,622,167)

GAAP net loss	$(2,346,276)	$(6,114,804)	$(14,984,321)	$(23,368,283)
Add: Non-cash stock option expense, net of
income taxes (2)	1,020,613	1,426,180	4,614,769	5,518,058
Legal related costs (3)	1,466,960	5,926,090	(326,408)	10,257,388
Restructuring costs (4)	-	-	770,749	822,320
Non-GAAP net income (loss)	141,297	1,237,466	(9,925,211)	(6,770,517)

GAAP gross margin - Product	80%	82%	80%	83%
Add: Non-cash stock option expense (1)	0%	0%	0%	0%
Non-GAAP gross margin - Product	80%	82%	80%	83%

GAAP gross margin - Support and Service	65%	64%	63%	61%
Add: Non-cash stock option expense (1)	1%	1%	1%	1%
Non-GAAP gross margin - Support and Service	66%	65%	64%	62%

GAAP operating margin	(7%)	(21%)	(18%)	(27%)
Add: Non-cash stock option expense (1)	5%	6%	6%	7%
Legal related costs (3)	7%	23%	(0%)	12%
Restructuring costs (4)	0%	0%	1%	1%
Non-GAAP operating margin	4%	7%	(11%)	(7%)

GAAP Basic EPS	$(0.05)	$(0.13)	$(0.32)	$(0.50)
Add: Non-cash stock option expense, net of
income taxes (2)	0.02	0.03	0.10	0.12
Legal related costs (3)	0.03	0.13	(0.01)	0.22
Restructuring costs (4)	-	-	0.02	0.02
Non-GAAP Basic EPS	0.00	0.03	(0.21)	(0.15)

GAAP Diluted EPS	$(0.05)	$(0.13)	$(0.32)	$(0.50)
Add: Non-cash stock option expense, net of
income taxes (2)	0.02	0.03	0.10	0.12
Legal related costs (3)	0.03	0.13	(0.01)	0.22
Restructuring costs (4)	-	-	0.02	0.02
Non-GAAP Diluted EPS	0.00	0.03	(0.21)	(0.15)

Weighted average basic shares
outstanding (GAAP and as adjusted)	47,573,019	46,903,896	47,408,995	46,648,928

Weighted average diluted shares
outstanding (GAAP and as adjusted)	47,573,019	47,199,799	47,408,995	46,648,928

Footnotes:
(1)	Represents non-cash, stock-based compensation charges as follows:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Cost of revenues - Product	$50	$319	$262	$2,960
Cost of revenues - Support and Service	69,549	76,703	172,707	461,735
Research and development costs	155,656	257,936	727,826	1,302,129
Selling and marketing	404,646	552,277	1,677,469	2,023,370
General and administrative	390,712	538,945	2,036,505	1,727,864

Total non-cash stock based
compensation expense	$1,020,613	$1,426,180	$4,614,769	$5,518,058

(2)
Represents the effects of non-cash stock-based compensation expense recognized in accordance with the FASB Accounting Standards Codification, Topic 718, net of related income tax effects. For the three and twelve months ended December 31, 2012 and 2011, the tax expense for both GAAP and Non-GAAP basis approximate the same amount.

(3)	Legal related costs represent expenses in connection with the Company’s investigations, litigation and settlement related costs for each respective period presented.

(4)	Represents restructuring costs which were incurred during each respective period presented.